Exhibit 10.4

Execution Version

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”), is entered into as of September 4, 2020 (the “Effective Date”), by and among Verb Acquisition Co., LLC, a Nevada limited liability company (the “Company”), Verb Technology, Inc., a Nevada corporation (the “Corporation”), and the holders of Class B Units (as defined herein) from time to time party hereto.

RECITALS

WHEREAS, the parties hereto desire to provide for the exchange of Class B Units for shares of Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Class B Unit” means (i) each Class B Unit (as such term is defined in the Company Operating Agreement) issued as of the date hereof and (ii) each Class B Unit or other interest in the Company that may be issued by the Company in the future that is designated by the Corporation as a “Class B Unit.”

“Class B Unitholder” means each holder of one or more Class B Units that may from time to time be a party to this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation.

“Company” has the meaning set forth in the Preamble.

“Company Operating Agreement” means the Amended and Restated Operating Agreement of the Company, dated as of the date hereof, as such agreement may be amended from time to time.

“Corporation” has the meaning set forth in the Preamble.

“Effective Date” has the meaning set forth in the Preamble.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means, at any time, the number of shares of Common Stock for which a Class B Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1.0, subject to adjustment pursuant to Section 2.2 hereof.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

ARTICLE II

SECTION 2.1. Exchange of Class B Units for Common Stock.

(a) From and after the six (6)-month anniversary of the Effective Date, each Class B Unitholder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender Class B Units to the Company in exchange for the delivery to the exchanging Class B Unitholder of a number of shares of Common Stock that is equal to the product of the number of Class B Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”); provided, that any such Exchange is for all of the Class B Units held by such Class B Unitholder.

(b) A Class B Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by delivering to the Corporation and to the Company a written election of exchange in respect of the Class B Units to be exchanged substantially in the form of Exhibit A attached hereto and any certificates, if any, representing Class B Units, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of the Company. As promptly as practicable (but in no event more than two (2) days) following the delivery of such a written election of exchange (and the concurrent consummation of the transfer of Class B Units from such Class B Unitholder to the Corporation, for the account of the Company, in connection therewith), the Company shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Common Stock or, if there is no then-acting registrar and transfer agent of the Common Stock, at the principal executive offices of the Corporation, the number of shares of Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging Class B Unitholder or its designee. Notwithstanding the foregoing, if the Common Stock is settled through the facilities of The Depository Trust Company, and the exchanging Class B Unitholder is permitted to hold shares of Common Stock through The Depository Trust Company, the Company will, subject to Section 2.1(c) hereof, upon the written instruction of an exchanging Class B Unitholder, use its reasonable best efforts to deliver or cause to be delivered the shares of Common Stock deliverable to such exchanging Class B Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Class B Unitholder. The Corporation shall take such actions as may be reasonably required to ensure the performance by the Company of its obligations under this Section 2(b) and the foregoing Section 2(a), including the issuance and sale of shares of Common Stock to or for the account of the Company in exchange for the delivery to the Corporation of a number of Class B Units that is equal to the number of Class B Units surrendered by an exchanging Class B Unitholder.

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(c) The Company and each exchanging Class B Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Common Stock are to be delivered in a name other than that of the Class B Unitholder that requested the Exchange, then such Class B Unitholder and/or the person in whose name such shares are to be delivered shall pay to the Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Company that such tax has been paid or is not payable.

(d) Notwithstanding anything to the contrary herein, to the extent the Corporation or the Company shall determine that Class B Units do not meet the requirements of Treasury Regulation section 1.7704-1(h), the Corporation or the Company may impose such restrictions on Exchange as the Corporation or the Company may determine to be necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code; provided, that each Class B Unitholder shall be entitled at any time to exchange Class B Units for Common Stock, provided that the aggregate number of Class B Units surrendered by such Class B Unitholder in any such Exchange is greater than two percent (2%) of the then-outstanding Class B Units (provided that such Exchange constitutes part of a “block transfer” within the meaning of Treasury Regulation Section 1.7704-1(e)(2)). Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of the Company, such an Exchange would pose a material risk that the Company would be a “publicly traded partnership” under Section 7704 of the Code.

(e) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Class B Unitholder shall not be entitled to effect an Exchange to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any exemption from the registration requirements thereunder) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such Class B Unitholder may be party (including, without limitation, the Company Operating Agreement) or any written policies of the Corporation related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.

(f) The Corporation may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election of exchange.

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SECTION 2.2. Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Class B Units that is not accompanied by an identical subdivision or combination of the Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Common Stock that is not accompanied by an identical subdivision or combination of the Class B Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Class B Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging Class B Unitholder would have received if such Exchange had occurred immediately prior to the effective time of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any Class B Unit.

SECTION 2.3. Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Common Stock as shall be deliverable upon any such Exchange; provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the Exchange of the Class B Units by delivery of shares of Common Stock which are held in the treasury of the Corporation or are held by the Company or any of their subsidiaries or by delivery of purchased shares of Common Stock (which may or may not be held in the treasury of the Corporation or held by any subsidiary thereof). The Corporation and the Company covenant that all Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and the Company shall at all times ensure that the execution and delivery of this Agreement by each of the Corporation and the Company and the consummation by each of the Corporation and the Company of the transactions contemplated hereby (including without limitation, the issuance of the Common Stock) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of the Corporation and the Company, including, but not limited to, all actions necessary to ensure that the acquisition of shares of Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s board of directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

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(c) The Corporation agrees that shares of Common Stock to be issued and delivered in connection with an Exchange shall have been registered under the Securities Act. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, the Corporation and the Company shall promptly take all actions necessary to register the Common Stock to be delivered in connection with the Exchange under the Securities Act. The Corporation and the Company shall list the Common Stock required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Common Stock may be listed or traded at the time of such delivery.

ARTICLE III

SECTION 3.1. Additional Class B Unitholders. To the extent a Class B Unitholder validly transfers any or all of such holder’s Class B Units to another person in a transaction in accordance with, and not in contravention of, the Company Operating Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring Class B Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Class B Unitholder hereunder. To the extent the Company issues Class B Units in the future, the Company shall be entitled, in its sole discretion, to make any holder of such Class B Units a Class B Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Verb Technology Company, Inc.

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

E-mail: rory@verb.tech

Attention: Rory Cutaia

(b) If to the Company, to:

Verb Acquisition Co., LLC

c/o Verb Technology Company, Inc.

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

E-mail: rory@verb.tech

Attention: Rory Cutaia

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(c) If to any Class B Unitholder, to the address and other contact information set forth in the records of the Company from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) the Company, and (iii) all of the Class B Unitholders.

SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in any state or federal court of competent jurisdiction in the state of nevada. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Service of process, summons, notice or other document by registered mail to the address set forth in Section 3.2 shall be effective service of process for any suit, action or other proceeding brought in any such court.

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(b) Each party, for itself and its affiliates, hereby irrevocably and unconditionally waives to the fullest extent permitted by applicable law all right to trial by jury in any suit, action or proceeding SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY MATTER ARISING OUT OF OR IN CONNECTION with, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, whether IN contract, tort or otherwise.

SECTION 3.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10. Tax Treatment. This Agreement shall be treated as part of the partnership agreement of the Company as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Class B Units by a Class B Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing, such consent not to be unreasonably withheld, conditioned, or delayed. Further, in connection with any Exchange consummated hereunder, the Company and/or the Corporation shall provide the exchanging Class B Unitholder with all reasonably necessary information to enable the exchanging Class B Unitholder to file its income Tax returns for the taxable year that includes the Exchange, including information with respect to Code Section 751 assets (including relevant information regarding “unrealized receivables” or “inventory items”) and Section 743(b) basis adjustments as soon as practicable and in all events within 60 days following the close of such taxable year (and use commercially reasonable efforts to provide estimates of such information within 90 days of the applicable Exchanges).

SECTION 3.11. Withholding. The Corporation and the Company shall be entitled to deduct and withhold from any payment made to a Class B Unitholder pursuant to any Exchange consummated under this Agreement all Taxes that each of the Corporation and the Company is required to deduct and withhold with respect to such payment under the Code (or any other provision of applicable law), including, without limitation, Section 1446(f) of the Code. The Company may at its sole discretion reduce the Common Stock issued to a Class B Unitholder in an Exchange in an amount that corresponds to the amount of the required withholding described in the immediately preceding sentence and all such amounts shall be treated as having been paid to such Class B Unitholder.

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SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of Class B Unitholders’ Rights and Obligations. The obligations of each Class B Unitholder hereunder are several and not joint with the obligations of any other Class B Unitholder, and no Class B Unitholder shall be responsible in any way for the performance of the obligations of any other Class B Unitholder hereunder. The decision of each Class B Unitholder to enter into to this Agreement has been made by such Class B Unitholder independently of any other Class B Unitholder. Nothing contained herein, and no action taken by any Class B Unitholder pursuant hereto, shall be deemed to constitute the Class B Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Class B Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Corporation acknowledges that the Class B Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Nevada, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

VERB TECHNOLOGY COMPANY, INC.

By:	/s/ Rory Cutaia
Rory Cutaia, President and CEO

VERB ACQUISITION CO., LLC

By:	/s/ Rory Cutaia
Rory Cutaia, President and CEO

CORVUS INTERNATIONAL, INC.

By:	/s/ Steve Deverall
Steve Deverall, President

THE H2 MANAGEMENT CORP

By:	/s/ Brook Harker
Brook Harker

ECLIPSE ENTERPRISES AND MANAGEMENT, INC.

By:	/s/ James Norton
James Norton, President

KESTREL MANAGEMENT, INC.

By:	/s/ Jordan Erickson
Jordan Erickson, President

/s/ Ben Mosbarger
Ben Mosbarger

/s/ Jason Etherington
Jason Etherington

/s/ Nate Babbel
Nate Babbel

[Signature Page – Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Verb Technology Company, Inc.

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

E-mail: rory@verb.tech

Attention: Rory Cutaia

Verb Acquisition Co., LLC

c/o Verb Technology Company, Inc.

2210 Newport Boulevard, Suite 200

Newport Beach, California 92663

E-mail: rory@verb.tech

Attention: Rory Cutaia

Reference is hereby made to the Exchange Agreement, dated as of September 4, 2020 (the “Exchange Agreement”), by and among Verb Acquisition Co., LLC, a Nevada limited liability company (the “Company”), Verb Technology Company Inc., a Nevada corporation (the “Corporation”), and each of the Class B Unitholders from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Class B Unitholder hereby transfers to the Corporation, for the account of the Company, the number of Class B Units set forth below in exchange for shares of Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of Class B Unitholder:

Address:

Number of Class B Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the Class B Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Class B Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such Class B Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of the Company as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation, for the account of the Company, the Class B Units subject to this Election of Exchange and to deliver to the undersigned the shares of Common Stock to be delivered in exchange therefor.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:	___________________________________
Dated:	___________________________________

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of September 4, 2020 (the “Exchange Agreement”), by and among Verb Acquisition Co., LLC, a Nevada limited liability company (the “Company”), Verb Technology Company, Inc., a Nevada corporation (the “Corporation”), and each of the Class B Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Nevada. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Exchange Agreement having acquired Class B Units in the Company. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Class B Unitholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of a Class B Unitholder thereunder. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by the Company, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name:

Address for Notices:	With copies to:

Attention: